Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended June 30, 2008

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon

(212) 301-4033

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes non-GAAP measures called cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), gross margin before management fees and percentages or calculations using these measures. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) should not be viewed as substitutes for net income and net income per diluted share, respectively. Cash earnings are defined as net income, excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Gross margin before management fees should not be viewed as a substitute for gross margin. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS and the Company’s earnings press release for the quarter ended June 30, 2008, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “will” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP’s firms following acquisition, (3) competition in the business of providing financial services to high net worth individuals and companies, (4) NFP’s ability, through its operating structure, to respond quickly and effectively to regulatory, operational or financial situations, (5) NFP’s ability to effectively manage its business through the principals of its firms, (6) changes in tax laws, including the elimination or modification of the federal estate tax and any change in the tax treatment of life insurance products, (7) developments in the pricing, design or underwriting of insurance products or in NFP’s relationships with insurance companies, (8) changes in premiums and commission rates and the rates of other fees paid to NFP’s firms, including life settlement and registered investment advisory fees, (9) adverse developments or volatility in the markets in which NFP operates, resulting in fewer sales of financial services and products, including the availability of credit in connection with the purchase of such products and services, (10) adverse results or other consequences from litigation, arbitration, regulatory investigations and inquiries, or internal compliance initiatives, including those related to compensation agreements with insurance companies and activities within the life settlements industry, (11) uncertainty in the insurance and life settlements industries arising from investigations into certain business practices and subpoenas received from various governmental authorities and related litigation, (12) the reduction of NFP’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions, (13) changes in interest rates or general economic and credit market conditions, (14) securities and capital markets behavior, including fluctuations in the price of NFP’s common stock, (15) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers, (16) the impact of the adoption of certain accounting treatments, including FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” and SFAS No. 141 (revised 2007), “Business Combinations,” (17) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations or those arising from compliance with state or federal laws, and (18) other factors described in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in NFP’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on February 19, 2008. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited – dollars in thousands, except per share data)

	At or for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
GAAP net income	$10,400	$10,005	$19,274	$16,057	$10,408
Amortization of intangibles	9,665	9,751	9,340	8,555	8,402
Depreciation	3,155	3,054	3,045	2,855	2,642
Impairment of goodwill and intangible assets	2,848	2,180	2,222	2,642	1,184
Cash earnings	$26,068	$24,990	$33,881	$30,109	$22,636
Management agreement buyout, net of tax	—	—	—	—	7,681
Cash earnings excluding management agreement buyout, net of tax	$26,068	$24,990	$33,881	$30,109	$30,317

GAAP net income per share - diluted	0.25	0.24	0.47	0.40	0.26
Amortization of intangibles	0.24	0.24	0.23	0.21	0.21
Depreciation	0.08	0.07	0.07	0.07	0.07
Impairment of goodwill and intangible assets	0.07	0.05	0.05	0.07	0.03
Cash earnings per share - diluted (1)	$0.64	$0.61	$0.83	$0.75	$0.57
Management agreement buyout, net of tax	—	—	—	—	0.19
Cash earnings per share – diluted excluding management agreement buyout, net of tax (1)	$0.64	$0.61	$0.83	$0.75	$0.76

Shares outstanding, beginning of period	39,532	38,935	38,432	37,996	37,605
Common shares issued for acquisitions during period	—	354	284	57	59
Common shares issued for contingent consideration and escrow during period	6	—	25	44	150
Common shares issued for stock-based awards during period	55	290	183	303	118
Common shares repurchased during period	(547)	(348)	(6)	—	(26)
Common shares issued under ongoing incentive program	104	59	6	18	5
Other	25	242	11	14	85
Shares outstanding, end of period	39,175	39,532	38,935	38,432	37,996

Weighted average common shares outstanding	39,372	39,461	38,805	38,224	37,790
Dilutive effect of contingent consideration and incentive payments	322	283	172	141	172
Dilutive effect of stock-based awards	1,266	1,366	1,876	1,988	1,942
Dilutive effect of escrow, stock subscriptions and other	44	46	39	39	39
Weighted average common shares outstanding - diluted	41,004	41,156	40,892	40,392	39,943

Debt to total capitalization	33.8%	34.0%	31.8%	29.7%	31.2%

Total NFP owned firms at period end	182	183	184	183	180

(1)

The sum of the per-share components of cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, may not agree to cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. “SAME STORE” METRICS (Unaudited – dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
“Same store” revenue growth/decline for quarterly period	-3.7%	5.9%	7.6%	6.8%	-2.7%
“Same store” revenue growth/decline for year-to-date period	0.7%	5.9%	0.3%	-2.6%	-7.6%

Net “same store” revenue growth/decline for quarterly period	-4.4%	5.2%	7.7%	10.8%	0.3%
Net “same store” revenue growth/decline for year-to-date period	-0.1%	5.2%	2.6%	0.5%	-4.8%

	For the Years Ended
	December 31,	December 31,	December 31,
	2007	2006	2005
“Same store” revenue growth/decline	0.3%	5.4%	22.4%
Net “same store” revenue growth/decline	2.6%	1.4%	17.0%
“Same store” gross margin before management fees growth/decline	-1.2%	-3.4%	19.8%
“Same store” gross margin growth/decline, excluding incentive accruals	-2.7%	-3.5%	13.3%

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Components of “same store” gross margin before management fees for the next year period comparison (1)
“Same store” comparable revenue	$219,434	$207,880	$276,212	$229,518	$205,643
“Same store” comparable commissions and fees expense	45,496	41,804	61,378	50,618	41,332
Net “same store” comparable revenue	173,938	166,076	214,834	178,900	164,311
“Same store” comparable operating expense	88,271	87,790	88,820	75,995	70,174
“Same store” comparable gross margin before management fees	$85,667	$78,286	$126,014	$102,905	$94,137

Components of “same store” gross margin before management fees as a percentage of “same store” comparable revenue for the next year period comparison (1)
“Same store” comparable commissions and fees expense percentage	20.7%	20.1%	22.2%	22.1%	20.1%
“Same store” comparable operating expense percentage	40.2%	42.2%	32.2%	33.1%	34.1%
“Same store” comparable gross margin before management fees percentage	39.0%	37.7%	45.6%	44.8%	45.8%

(1)

These are the components of gross margin growth before management fees for the firms that are anticipated to be part of the “same store” revenue growth calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions, mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
ASSETS
Current assets:
Cash and cash equivalents	$65,259	$65,663	$114,182	$88,674	$86,329
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	78,289	77,329	80,403	63,382	59,879
Current receivables	142,851	146,175	171,219	141,701	125,027
Other current assets	34,387	30,665	34,447	33,385	31,391
Total current assets	320,786	319,832	400,251	327,142	302,626
Intangibles, net	470,229	481,579	475,149	444,322	438,948
Goodwill, net	641,050	639,464	610,499	564,981	554,659
Deferred tax assets	21,654	20,584	20,561	21,950	19,473
Other non-current assets	102,068	94,555	53,620	51,798	50,213
Total assets	$1,555,787	$1,556,014	$1,560,080	$1,410,193	$1,365,919

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$79,325	$73,206	$78,450	$60,069	$58,237
Borrowings	169,000	174,000	126,000	80,000	90,000
Other current liabilities	117,170	118,429	196,908	149,152	128,818
Total current liabilities	365,495	365,635	401,358	289,221	277,055
Deferred tax liabilities	120,426	119,294	116,115	115,273	114,283
Convertible senior notes	230,000	230,000	230,000	230,000	230,000
Other non-current liabilities	57,673	56,723	49,440	41,830	40,314
Total liabilities	773,594	771,652	796,913	676,324	661,652

STOCKHOLDERS’ EQUITY
Common stock at par value	4,341	4,336	4,244	4,194	4,151
Additional paid-in capital	816,304	809,653	780,678	762,241	741,979
Retained earnings	122,998	120,879	119,197	108,242	99,132
Treasury stock	(161,450)	(150,506)	(140,952)	(140,808)	(140,995)
Total stockholders’ equity	782,193	784,362	763,167	733,869	704,267
Total liabilities and stockholders’ equity	$1,555,787	$1,556,014	$1,560,080	$1,410,193	$1,365,919

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR QUARTERLY PERIODS (Unaudited – dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Revenue:
Commissions and fees	$287,457	$286,396	$355,884	$311,191	$282,995
Cost of services:
Commissions and fees	93,991	96,280	115,017	101,666	88,470
Operating expenses (1)	100,358	103,839	104,918	92,794	87,767
Management fees (2)	40,818	36,769	67,921	59,551	48,049
Total cost of services	235,167	236,888	287,856	254,011	224,286
Gross margin	52,290	49,508	68,028	57,180	58,709
Corporate and other expenses:
General and administrative	16,180	16,183	14,646	14,288	14,858
Amortization of intangibles	9,665	9,751	9,340	8,555	8,402
Impairment of goodwill and intangible assets	2,848	2,180	2,222	2,642	1,184
Depreciation	3,155	3,054	3,045	2,855	2,642
Management agreement buyout	—	—	—	—	13,046
(Gain) loss on sale of subsidiaries	(463)	(6,624)	120	—	(401)
Total corporate and other expenses	31,385	24,544	29,373	28,340	39,731
Income from operations	20,905	24,964	38,655	28,840	18,978

Net interest and other	(1,511)	(1,559)	(486)	(399)	(333)
Income before income taxes	19,394	23,405	38,169	28,441	18,645

Income tax expense	8,994	13,400	18,895	12,384	8,237
Net income	$10,400	$10,005	$19,274	$16,057	$10,408

Cash Earnings Reconciliation
Net income	$10,400	$10,005	$19,274	$16,057	$10,408
Amortization of intangibles	9,665	9,751	9,340	8,555	8,402
Impairment of goodwill and intangible assets	2,848	2,180	2,222	2,642	1,184
Depreciation	3,115	3,054	3,045	2,855	2,642
Cash earnings	$26,068	$24,990	$33,881	$30,109	$22,636
Management agreement buyout, net of tax	—	—	—	—	7,681
Cash earnings excluding management agreement buyout, net of tax	$26,068	$24,990	$33,881	$30,109	$30,317

(1) Excludes amortization and depreciation shown separately in Corporate and other expenses.

(2) Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR YEAR-TO-DATE PERIODS (Unaudited – dollars in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Revenue:
Commissions and fees	$573,853	$286,396	$1,194,294	$838,410	$527,219
Cost of services:
Commissions and fees	190,271	96,280	386,460	271,443	169,777
Operating expenses (1)	204,197	103,839	371,610	266,692	173,898
Management fees (2)	77,587	36,769	211,825	143,904	84,353
Total cost of services	472,055	236,888	969,895	682,039	428,028
Gross margin	101,798	49,508	224,399	156,371	99,191
Corporate and other expenses:
General and administrative	32,363	16,183	58,495	43,849	29,561
Amortization of intangibles	19,416	9,751	34,303	24,963	16,408
Impairment of goodwill and intangible assets	5,028	2,180	7,877	5,655	3,013
Depreciation	6,209	3,054	11,010	7,965	5,110
Management agreement buyout	—	—	13,046	13,046	13,046
Gain on sale of subsidiaries	(7,087)	(6,624)	(1,864)	(1,984)	(1,984)
Total corporate and other expenses	55,929	24,544	122,867	93,494	65,154
Income from operations	45,869	24,964	101,532	62,877	34,037
Net interest and other	(3,070)	(1,559)	(878)	(392)	7
Income before income taxes	42,799	23,405	100,654	62,485	34,044
Income tax expense	22,394	13,400	46,422	27,527	15,143
Net income	$20,405	$10,005	$54,232	$34,958	$18,901

Cash Earnings Reconciliation
Net income	$20,405	$10,005	$54,232	$34,958	$18,901
Amortization of intangibles	19,416	9,751	34,303	24,963	16,408
Impairment of goodwill and intangible assets	5,028	2,180	7,877	5,655	3,013
Depreciation	6,209	3,054	11,010	7,965	5,110
Cash earnings	$51,058	$24,990	$107,422	$73,541	$43,432
Management agreement buyout, net of tax	—	—	7,681	7,681	7,681
Cash earnings excluding management agreement buyout, net of tax	$51,058	$24,990	$115,103	$81,222	$51,113

(1) Excludes amortization and depreciation shown separately in Corporate and other expenses.

(2) Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP.

CALCULATION OF GROSS MARGIN, COMPONENTS OF MANAGEMENT FEES AND ADDITIONAL MANAGEMENT FEE DETAIL FOR QUARTERLY PERIODS

(Unaudited – dollars in thousands, except share price data)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Calculation of Gross Margin
Total revenue	$287,457	$286,396	$355,884	$311,191	$282,995
Cost of services:
Commissions and fees	93,991	96,280	115,017	101,666	88,470
Operating expenses (1)	100,358	103,839	104,918	92,794	87,767
Gross margin before management fees	93,108	86,277	135,949	116,731	106,758
Management fees (2)	40,818	36,769	67,921	59,551	48,049
Gross margin	$52,290	$49,508	$68,028	$57,180	$58,709
Gross margin as a percentage of total revenue	18.2%	17.3%	19.1%	18.4%	20.7%
Gross margin before management fees as a percentage of total revenue	32.4%	30.1%	38.2%	37.5%	37.7%

Management fee percentage (2)	43.8%	42.6%	50.0%	51.0%	45.0%

Components of Management Fees
Gross margin before management fees	$93,108	$86,277	$135,949	$116,731	$106,758
Components of management fees:
Basic management fees	38,241	35,637	62,521	53,655	45,605
Incentive management fees	2,577	1,132	5,400	5,896	2,444
Management fees	$40,818	$36,769	$67,921	$59,551	$48,049

Components of management fees percentage
Basic management fee percentage	41.1%	41.3%	46.0%	46.0%	42.7%
Incentive management fee percentage	2.8%	1.3%	4.0%	5.1%	2.3%
Total Management fee percentage	43.8%	42.6%	50.0%	51.0%	45.0%

Additional Management Fee Detail
Economic ownership percentage of owned firms	52%	52%	51%	50%	50%

Maximum exposure for cash gross-up of incentive payments elected to be received in stock	$800	$2,656	$5,016	$4,615	$3,953
Stock price for incentive stock elections by firms that completed an incentive cycle during the period	$21.74	$22.83	$45.63	$50.52	$45.88

(1) Excludes amortization and depreciation shown separately in Corporate and other expenses.

(2) Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR YEAR-TO-DATE PERIODS (Unaudited – dollars in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Calculation of Gross Margin
Total revenue	$573,853	$286,396	$1,194,294	$838,410	$527,219
Cost of services:
Commissions and fees	190,271	96,280	386,460	271,443	169,777
Operating expenses (1)	204,197	103,839	371,610	266,692	173,898
Gross margin before management fees	179,385	86,277	436,224	300,275	183,544
Management fees (2)	77,587	36,769	211,825	143,904	84,353
Gross margin	$101,798	$49,508	$224,399	$156,371	$99,191
Gross margin as a percentage of total revenue	17.7%	17.3%	18.8%	18.7%	18.8%
Gross margin before management fees as a percentage of total revenue	31.3%	30.1%	36.5%	35.8%	34.8%

Management fee percentage (2)	43.3%	42.6%	48.6%	47.9%	46.0%

Components of Management Fees
Gross margin before management fees	$179,385	$86,277	$436,224	$300,275	$183,544
Components of management fees:
Basic management fees	73,878	35,637	194,916	132,395	78,740
Incentive management fees	3,709	1,132	16,909	11,509	5,613
Management fees	$77,587	$36,769	$211,825	$143,904	$84,353

Components of management fees percentage
Basic management fee percentage	41.2%	41.3%	44.7%	44.1%	42.9%
Incentive management fee percentage	2.1%	1.3%	3.9%	3.8%	3.1%
Management fee percentage	43.3%	42.6%	48.6%	47.9%	46.0%

(1) Excludes amortization and depreciation shown separately in Corporate and other expenses.

(2) Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. TAX EXPENSE & RATE DETAIL (Unaudited – dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Income before income taxes	$19,394	$23,405	$38,169	$28,441	$18,645
Components of income tax expense:
Income taxes	8,603	12,890	18,525	12,064	7,993
Interest and penalties related to FASB Interpretation No. 48 (“FIN 48”) (1)	391	510	370	320	244
Total income tax expense	$8,994	$13,400	$18,895	$12,384	$8,237

Components of tax rate:
Effective tax rate (income taxes as a percentage of income before income taxes)	44.4%	55.1%	48.5%	42.4%	42.9%
FIN 48 expense (as a percentage of income before income taxes)	2.0%	2.2%	1.0%	1.1%	1.3%
Total tax rate	46.4%	57.3%	49.5%	43.5%	44.2%

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Income before income taxes	$42,799	$23,405	$100,654	$62,485	$34,044
Components of income tax expense:
Income taxes	21,493	12,890	45,136	26,611	14,547
Interest and penalties related to FASB Interpretation No. 48 (“FIN 48”) (1)	901	510	1,286	916	596
Total income tax expense	$22,394	$13,400	$46,422	$27,527	$15,143

Components of tax rate:
Effective tax rate (income taxes as a percentage of income before income taxes)	50.2%	55.1%	44.8%	42.6%	42.7%
FIN 48 expense (as a percentage of income before income taxes)	2.1%	2.2%	1.3%	1.5%	1.8%
Total tax rate	52.3%	57.3%	46.1%	44.1%	44.5%

(1)

On January 1, 2007, the Company adopted FIN 48, which clarified the accounting for uncertain tax positions by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited – dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Number of acquisitions closed	1	8	3	6	5
Consideration:
Cash	$275	$29,288	$68,358	$21,066	$29,941
Common stock	—	12,035	13,859	2,699	2,754
Other	80	342	352	94	42
Total consideration paid (1)	$355	$41,665	$82,569	$23,859	$32,737

Target earnings of acquired firms	$200	$12,872	$15,380	$6,940	$7,778
Base earnings of acquired firms	$100	$10,685	$11,440	$4,105	$5,137

Revenue from new acquisitions	$13,478	$25,623	$29,018	$24,245	$20,978
Revenue from existing firms	273,979	260,773	326,866	286,946	262,017
Total revenue	$287,457	$286,396	$355,884	$311,191	$282,995

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Number of acquisitions closed	9	8	25	22	16
Consideration:
Cash	$29,563	$29,288	$192,106	$123,749	$102,158
Common stock	12,035	12,035	39,335	25,476	22,776
Other	499	342	1,078	780	647
Total consideration paid (1)	$42,097	$41,665	$232,519	$150,005	$125,581

Target earnings of acquired firms	$13,072	$12,872	$53,608	$38,228	$31,288
Base earnings of acquired firms	$10,785	$10,685	$34,538	$23,009	$18,993

Revenue from new acquisitions	$39,101	$25,623	$92,161	$63,144	$38,898
Revenue from existing firms	534,752	260,773	1,102,133	775,266	488,321
Total revenue	$573,853	$286,396	$1,194,294	$838,410	$527,219

(1)

Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Intangible Assets:
Book of business	$134,343	$139,787	$134,355	$117,716	$115,806
Management contracts	312,845	318,520	317,433	303,405	299,835
Trade name	10,176	10,190	10,059	9,682	9,569
Institutional customer relationships	12,865	13,082	13,302	13,519	13,738
Goodwill	641,050	639,464	610,499	564,981	554,659
Total intangible assets and goodwill	$1,111,279	$1,121,043	$1,085,648	$1,009,303	$993,607

Amortization Expense & Impairment Loss:
Book of business	$5,669	$5,747	$5,334	$4,802	$4,641
Management contracts	5,800	4,540	3,787	4,056	3,543
Trade name	—	12	80	52	13
Institutional customer relationships	218	218	218	218	218
Goodwill	826	1,414	2,143	2,069	1,171
Total amortization & impairment loss	$12,513	$11,931	$11,562	$11,197	$9,586

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS
Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:

Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage in accordance with their management agreements. Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings, and where applicable, stock-based compensation for stock awards issued to NFP’s principals.

Basic Management Fee Percentage:	Basic management fees as a percentage of gross margin before management fees.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation, and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under the Company's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under the Company's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Components of "Same Store" Gross Margin before Management Fees for the next year period comparison:

The components of gross margin before management fees for the firms that are anticipated to be part of the "Same Store" Revenue Growth/Decline calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions, mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Economic Ownership Percentage of Owned Firms:	Represents base earnings as a percentage of target earnings.

Incentive Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program.

Incentive Management Fee Percentage:	Incentive management fees as a percentage of gross margin before management fees.

Intangible Assets - Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:

A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS
Management Agreement Buyout:

From time to time, NFP may seek to acquire an additional economic interest in one of its existing firms through the acquisition of a principals’ ownership interest in a management company which has been contracted by NFP to manage and operate one of its wholly-owned subsidiaries. The acquisition of this ownership interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Management Fees:

Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage. Management fees include: basic management fees and incentive management fees.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Maximum Exposure for Cash Gross-Up of Incentive Payments Elected to be Received in Stock:

Under NFP’s ongoing incentive program, NFP pays an additional cash incentive (“cash gross-up”) equal to 50% of the incentive award elected to be received in NFP stock to offset taxes for the principals. The Company accrues on a current basis this “cash gross-up” based upon the principal’s election or the minimum percentage required to be received in company stock. This metric estimates the highest potential dollar amount that could be recognized as management fee expense related to the cash gross-up if all principals elected the highest percentage of company stock for which they are eligible at period end under NFP’s ongoing incentive program.

Net "Same Store" Revenue Growth/Decline:	The growth of revenue less commissions and fees as a component of cost of services of firms included in the "Same Store" Revenue Growth/Decline calculation.

Revenue from New Acquisitions and Revenue from Existing Firms:

NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

“Same Store” Comparable:

This metric is utilized to denote revenue and/or expense amounts from firms in the current period that are anticipated to be part of the “Same Store” Revenue Growth/Decline calculation in the corresponding future next year period.

"Same Store" Gross Margin before Management Fees Growth/Decline:

The growth of revenue less commissions and fees and operating expenses of firms included in the "Same Store" Revenue Growth/Decline calculation. Management intends to provide this metric on a yearly basis.

"Same Store" Gross Margin Growth/Decline, excluding Incentive Accruals:

The growth of revenue less commissions and fees, operating expenses and management fees, excluding incentive accruals, of firms included in the "Same Store" Revenue Growth/Decline calculation. Management intends to provide this metric on a yearly basis.

"Same Store" Revenue Growth/Decline:

NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation is adjusted for intercompany transactions for all periods after December 31, 2005. Management believes that the intercompany adjustments made to the internal revenue growth rate for periods after December 31, 2005 do not significantly impact its comparability with prior year periods.

Stock Price for Incentive Stock Elections:

Principals can elect to receive 30% to 50% of ongoing incentive payments in NFP common stock. The Company pays an additional cash incentive equal to 50% of the incentive award elected to be received in NFP common stock ("cash gross-up"). This is the price utilized to determine the number of shares that would be awarded for firms completing an incentive cycle at period-end under the ongoing incentive program.

Sub-Acquisitions:

A sub-acquisition involves the acquisition by one of NFP's firms of a business that is generally too small to qualify for a direct acquisition by NFP, or where the individual running the business wishes to exit immediately or soon after the acquisition, prefers to partner with an existing principal or does not wish to become a principal. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:

Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business owners or individuals who subsequently become independent contractors who manage the business following acquisition.